UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2024

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2024, Vroom, Inc. (“Vroom” or the “Company”) received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock, par value $0.001 per share (the “Common Stock”). Nasdaq reached its decision that the Company is no longer suitable for listing pursuant to Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1 as a result of the Company’s commencement of a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time, on November 13, 2024. Pursuant to Nasdaq listing rules, the Company has the right to appeal Nasdaq’s delisting determination.

The Notice states that trading of the Common Stock will be suspended at the opening of business on December 2, 2024, and a Form 25-NSE will be filed with the U.S. Securities and Exchange Commission, which will remove the Common Stock from listing and registration on Nasdaq.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the suspension of trading of the Common Stock, the filing of the Form 25-NSE[, the Company’s intention not to appeal Nasdaq’s delisting determination,] the delisting of the Common Stock, [the trading of the Common Stock on the OTC Markets Group], and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that if we are delisted, there is no assurance we will be able to satisfy an initial listing rule from Nasdaq or another national securities exchange; we are subject to risks and uncertainties associated with the Prepackaged Chapter 11 Case, as well as the other important risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our Quarterly report on Form 10-Q for the quarter ended September 30, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this Current Report on Form 8-K. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: November 26, 2024	By:	/s/ Thomas H. Shortt
Thomas H. Shortt
Chief Executive Officer